Exhibit 10.37

                              AMNET MORTGAGE, INC.

                   NON-EMPLOYEE DIRECTORS COMPENSATION SUMMARY


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                                                                          Compensation
Type of Compensation                                                         Amount
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
Annual Retainer - Board                                                            $22,000
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Annual retainer - Committee chair
o        Audit                                                                      $5,000
o        Other committees                                                           $3,000
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Meeting fees -
o        Regular Board, in person                                                   $1,200
o        Regular Board, telephonic                                                    $600
o        Audit Committee, in person                                                 $1,800
o        Special Board/committee, in person                                         $1,000
o        Special Board/committee telephonic                                           $500
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Hourly rate for time spent on Board or Committee matters other than                   $250
in preparation for regularly scheduled Board or Committee meetings
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Annual stock awards - one year vesting                                Annual Options-
                                                                      3,300

                                                                      Annual Restricted
                                                                      Stock Award - 2,300
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